UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2020

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (952) 426-1241

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFCD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2020, the Board of Directors (the “Board”) of Black Ridge Oil & Gas, Inc. (the “Company”) granted an aggregate amount of 240,000 stock options pursuant to the 2020 Equity Plan (the “2020 Equity Plan”) to purchase shares of the Company’s common stock to several officers, directors, and employees at an exercise price of $5.41 per share, which represents the closing price of the Company’s shares on the OTCQB marketplace on February 20, 2020. The officers and directors receiving grants and the amounts of such grants were as follows:

Name and Title	Number of Stock Option Shares Granted
Ken DeCubellis, Chief Executive Officer and Interim Chief Financial Officer	60,377
Michael Eisele, Chief Operating Officer	42,264
Bradley Berman, Chairman of the Board and Director	24,151
Joseph Lahti, Director	24,151
Benjamin Oehler, Director	24,151
Lyle Berman, Director	24,151
Total:	199,245

All of the stock options granted under the 2020 Equity Plan presented in the table above will vest in five equal installments, commencing one year from the date of grant on February 26, 2021, and continuing for the next four anniversaries thereof until fully vested.

As a condition of accepting grants of stock options under the 2020 Equity Plan, participants are required to enter into a Stock Option Agreement with the Company, a form of which is attached as Exhibit 99.1 hereto for incentive stock option grants (“Form of 2020 Incentive Stock Option Grant Agreement”) and a form of which is attached as Exhibit 99.2 hereto for non-qualified stock option grants (“Form of 2020 Non-Qualified Stock Option Grant Agreement”). The foregoing description of the Form of 2020 Incentive Stock Option Grant Agreement and Form of 2020 Non-Qualified Stock Option Grant are qualified in its entirety by the terms of the Form of 2020 Stock Option Grant Agreement, attached to this current report as Exhibits 99.1 and 99.2.

The 2020 Equity Plan was approved by written consent of a majority of shareholders of record as of November 12, 2019 and adopted by the Board on December 5, 2019 as provided in the definitive information statement filed with Securities and Exchange Commission on January 10, 2020 (the “DEF 14C”). The foregoing description of the 2020 Equity Plan is qualified in its entirety by the text of the 2020 Equity Plan, a copy of which is attached as Annex C to the DEF 14C.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Form of 2020 Incentive Stock Option Grant Agreement

99.2	Form of 2020 Non-Qualified Stock Option Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ Kenneth DeCubellis
Kenneth DeCubellis
Chief Executive Officer and Interim Chief Financial Officer

Date: February 26, 2020

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